Exhibit 10.2

ADVANCED DRAINAGE SYSTEMS, INC.

REGISTRATION RIGHTS AGREEMENT

Dated as of August 19, 2021

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is dated as of August 19, 2021 (this “Agreement”), between Advanced Drainage Systems, Inc., a Delaware corporation (“ADS”), Canada Pension Plan Investment Board, a federal Canadian Crown corporation (“CPPIB”), and any Person who becomes a party hereto pursuant to the terms of this Agreement by execution and delivery of a joinder agreement, in a form and substance reasonably acceptable to ADS. Capitalized terms used herein shall have the meaning assigned to such terms in the text of this Agreement or in Article I hereof.

RECITALS

WHEREAS, pursuant to that certain Stock Purchase Agreement by and between Joseph A. Chlapaty Trust, dated July 8, 1987 (the “Seller”) and CPPIB executed on August 19, 2021 (the “Stock Purchase Agreement”), CPPIB will purchase 3,100,000 shares of Common Stock (as defined herein) and acquire a right of first offer over Seller’s remaining shares of Common Stock; and

WHEREAS, the parties hereto wish to set forth certain rights and obligations with respect to the registration of the shares of ADS Common Stock under the Securities Act.

AGREEMENT

In consideration of the foregoing and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

Definitions

In addition to the terms defined in the preamble set forth above or elsewhere in this Agreement, as used herein, the following terms shall have the following meanings:

“ADS Common Stock” means the outstanding common stock, par value $0.01 per share, of ADS.

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such person, including any direct or indirect general partner, managing member, officer or director of such Person or any investment fund now or hereafter existing that is directly or indirectly controlled by one or more direct or indirect general partners or managing members of, or directly or indirectly shares that same management company with, such Person.

“Capital Securities” means, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership interests in such Person, including the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person.

“Certificate of Incorporation” means the certificate of incorporation of ADS, as amended from time to time.

“Closing” means the closing of the transactions contemplated by the Stock Purchase Agreement.

“Closing Date” means the date of the Closing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.

“Holder” means any of (i) CPPIB, (ii) any other Person, if any, entitled to registration rights hereunder upon entering into a joinder agreement, in a form and substance reasonably acceptable to ADS, or (iii) any direct or indirect transferee of a Holder who has acquired Registrable Securities from a Holder and who has entered into a joinder agreement, in a form and substance reasonably acceptable to ADS, in each case so long as such Person continues to hold any Registrable Securities.

“Major Stockholder” means CPPIB.

“Material Adverse Change” or “Material Adverse Effect” means an event or condition having a materially adverse effect on the business, assets, condition (financial or otherwise) or results of operations of ADS or the financial, banking or securities markets generally.

“Parties” means the parties to this Agreement.

“Person” means any individual, estate, trust, corporation, partnership, limited liability company, foundation, joint venture, unincorporated organization, association or other entity, and any government, governmental department or agency or political subdivision thereof.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement or “free writing prospectus” (as defined in SEC Rule 405 of the Securities Act) with respect to the terms of the offering of any ADS Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement.

“Registrable Securities” means any outstanding shares of ADS Common Stock, whether now owned or hereinafter acquired, by the Major Stockholder. As to any particular shares of ADS Common Stock, such shares of ADS Common Stock shall cease to be Registrable Securities when (a) a Registration Statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (b) such securities are sold under circumstances in which all of the applicable conditions of SEC Rule 144 (or any similar provisions then in force) under the Exchange Act are met, (c) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (d) such securities shall have ceased to be outstanding.

“Registration Statement” means any registration statement of ADS which covers any of the ADS Common Stock pursuant to the provisions of this Agreement, including any Prospectus related thereto, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such registration statement.

“SEC” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“SEC Rule 144” means SEC Rule 144 promulgated by the SEC under the Securities Act.

“SEC Rule 145” means SEC Rule 145 promulgated by the SEC under the Securities Act.

“SEC Rule 405” means SEC Rule 405 promulgated by the SEC under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect from time to time.

“Stockholder” or “Stockholders” means all holders of ADS Common Stock.

ARTICLE II

Registration Rights

Section 2.1 Demand Registration. If ADS shall receive from the Major Stockholder or any of its Affiliates that are Holders a written request or requests (such request, a “Demand Notice”) that ADS effect a registration (such registration, a “Demand Registration”) on Form S-3 or any comparable or successor form or forms or any similar short-form registration (a “Short-Form Registration”) with respect to all or part of the Registrable Securities owned by the Major Stockholder (or if Form S-3 is not permitted for such registration, then pursuant to a Form S-1 or any successor or similar registration statement (“Form S-1”)), including by means of a shelf registration pursuant to SEC Rule 415 under the Securities Act, and ADS is then eligible to register the ADS Common Stock on Form S-3 or Form S-1, as applicable, then ADS shall:

(a)

as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Major Stockholder’s Registrable Securities as are specified in such Demand Notice; provided, however, that no such registration pursuant to this Section 2.1 shall be required unless the Major Stockholder propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (before deduction of any underwriters’ discounts or commissions) of at least $50,000,000.

(b)

Subject to the foregoing, ADS shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable (an in any event within 45 days) after receipt of the request of the Major Stockholder.

(c)

Notwithstanding the provisions of Section 2.1 (a)-(b) above, if any registration requested pursuant to this Section 2.1 is proposed to be effected on Form S-3 and is in connection with an underwritten offering, and if the managing underwriter shall advise ADS in writing that, in its opinion, it is of material importance to the success of such proposed offering to file a Registration Statement on Form S-1 or to include in such Registration Statement information not requested to be included pursuant to Form S-3, then ADS will file a Registration Statement on Form S-1 or supplement Form S-3 as reasonably requested by such managing underwriter.

(d)

Notwithstanding the provisions of Section 2.1(a)-(c) above, if the filing, initial effectiveness or continued use of a Registration Statement, including a Shelf Registration Statement, with respect to a Demand Registration would require ADS to publicly disclose material nonpublic information and if the Board determines in good faith and after consultation with counsel that such disclosure would (i) reasonably be expected to materially interfere with ADS’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction involving ADS; (ii) require premature disclosure of material, non-public information that ADS has a bona fide business purpose for preserving as confidential; (iii) which disclosure would be required to be made in any Registration Statement so that such Registration Statement would not be materially misleading and would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement; or (iv) cause the Registration Statement to contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, then ADS may, upon giving prompt written notice of such action to the Major Stockholder, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement; provided that if ADS exercises its rights under this Section 2.1(d), the applicable time period during which the Registration Statement shall remain effective shall be extended by a period of time equal to the duration of the period during which such Registration Statement is suspended hereunder; provided, further that ADS shall not be permitted to do so (a) more than twice during any consecutive twelve (12) month period, or (b) for a period exceeding sixty (60) days in any twelve (12) month period. In the event ADS exercises its rights under the preceding sentence, the Major Stockholder agrees to suspend, promptly upon its receipt of the notice referred to above, its use of any prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities for the period during which suspension by ADS is permitted hereby. ADS shall promptly notify the Major Stockholder of the expiration of any period during which it exercised its rights under this Section 2.1. ADS agrees that, in the event it exercises its rights under this Section 2.1, it shall, within 30 days of the Major Stockholder’s receipt of the notice of suspension, update the suspended Registration Statement as may be necessary to permit the Major Stockholder to resume use thereof in connection with the offer and sale of its Registrable Securities in accordance with applicable law.

(e)

Notwithstanding anything herein to the contrary, the Major Stockholder shall have the right to demand that ADS effect a registration pursuant to this Section 2.1 no more than two (2) times in any twelve (12) month period.

(f)	[Reserved.]

(g)

Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter(s) advise the Holders of such securities that in its (or their) good-faith opinion the total number or dollar amount of Registrable Securities proposed to be sold in such offering (including, without limitation, securities proposed to be included by other Holders who may be entitled to include securities in such Registration Statement pursuant to incidental or piggyback registration rights) is such as to adversely affect the success of such offering, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities that in the good faith opinion of such managing underwriter(s) can be sold without adversely affecting such offering, and such number of Registrable Securities shall be allocated as follows, unless the underwriters require a different allocation:

(1)

first, to the Major Stockholder and those of its Affiliates that are Holders requesting such registration (whether pursuant to a Demand Notice or pursuant to incidental or piggyback registration rights) on any basis as such Major Stockholder and those of its Affiliates that are Holders shall decide, until with respect to each such Holder, all Registrable Securities requested for registration by the Major Stockholder and those of its Affiliates that are Holders have been included in such registration;

(2)

second, among the Holders (other than the Major Stockholder and its Affiliates) requesting such registration pursuant to incidental or piggyback registration rights pro rata on the basis of the percentage of Registrable Securities owned by each such Holder relative to the number of Registrable Securities owned by all such Holders until, with respect to each such Holder, all Registrable Securities requested for registration by such Holders have been included in such registration; and

(3)	third, the securities for which inclusion in such Demand Registration was requested by ADS.

(h)

Cancellation of a Demand Registration. The Major Stockholder shall have the right, prior to the effectiveness of any Registration Statement, to notify ADS that it has determined that the Registration Statement be abandoned or withdrawn, in which event ADS shall abandon or withdraw such Registration Statement. If the Major Stockholder has elected to sell Registrable Securities in an underwritten offering pursuant to this Section 2.1, the Major Shareholder shall be permitted to withdraw from such registration by written notice to ADS if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering for the 10 trading days preceding the date on which the Demand Notice of such offering was given pursuant to 2.1|(a).

(i)	Short-Form Registrations.

(1)

At all times, ADS shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms or any similar short-form registration (a “Short-Form Registration”), and, if requested by the Major Stockholder and available to ADS, such Short-Form Registration shall be a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis of, the Registrable Securities, pursuant to SEC Rule 415 or otherwise (a “Shelf Registration Statement”). At any time and from time to time, the Major Stockholder shall be entitled to request Short-Form Registrations, if available to ADS, with respect to the Registrable Securities held by the Major Stockholder and its Affiliates in addition to the other registration rights provided herein. In no event shall ADS be obligated to effect any shelf registration other than pursuant to a Short-Form Registration, subject to the immediately following sentence. Upon filing any Short-Form Registration, ADS shall use its reasonable best efforts to keep such Short-Form Registration effective with the SEC at all times and to re-file such Short-Form Registration upon its expiration, and to cooperate in any shelf take-down, whether or not underwritten, by amending or supplementing the Prospectus related to such Short-Form Registration as may be reasonably requested by the Major Stockholder or as otherwise required, until such time as all Registrable Securities that could be sold in such Short-Form Registration have been sold or are no longer outstanding. To the extent that ADS becomes ineligible to use Form S-3, ADS shall file a “shelf” registration statement on Form S-1 not later than 45 days after the date of such ineligibility and use its reasonable best efforts to have such registration statement declared effective as promptly as practicable. Notwithstanding the foregoing or anything else to the contrary, (A) no Short-Form Registration pursuant to this Section 2.1(i)(1) shall be required unless the Major Stockholder proposes to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (before deduction of any underwriters’ discounts or commissions) of at least $50,000,000, and (B) the Major Stockholder shall have the right to demand that ADS effect a registration (including a shelf take-down) pursuant to this Section 2.1(i) no more than four (4) times in any twelve (12) month period.

(2)

To the extent ADS is a well-known seasoned issuer (as defined in SEC Rule 405) (a “WKSI”) at the time any Demand Notice for a Short-Form Registration is submitted to ADS, and such Demand Notice requests that ADS file a Shelf Registration Statement, ADS shall file an automatic shelf registration statement (as defined in SEC Rule 405) on Form S-3 (an “Automatic Shelf Registration Statement”) in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder, which covers the number or class of Registrable Securities which are requested to be registered. ADS shall use its reasonable best efforts to remain a WKSI and not to become an ineligible issuer (as defined in SEC Rule 405) during the period during which any Automatic Shelf Registration Statement is effective. After an Automatic Shelf Registration Statement has been filed, if ADS is required at any time to re-evaluate its WKSI status and determines that it is no longer a WKSI, ADS shall use its reasonable best efforts to (A) post-effectively amend the Automatic Shelf Registration Statement to a Shelf Registration Statement on Form S-3 or file a new Shelf Registration Statement on Form S-3 or, if such form is not available, Form S-1, (B) have such Shelf Registration Statement declared effective by the SEC and (C) keep such Registration Statement effective during the period during which such Short-Form Registration is required to be kept effective in accordance with Section 2.1(i)(1). To the extent that ADS is eligible to file an Automatic Shelf Registration Statement, and the Major Stockholder notifies ADS that it wishes to engage in a Block Sale off of such an Automatic Shelf Registration Statement, and ADS does not have an Automatic Shelf Registration Statement related to the Registrable Securities, ADS shall use its commercially reasonable efforts to file an Automatic Shelf Registration Statement within ten (10) calendar days of such notification by the Major Stockholder.

(3)

Shelf Take-Downs. At any time that a Shelf Registration Statement covering Registrable Securities is effective, if the Major Stockholder delivers a notice to ADS (a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”), then ADS shall amend or supplement the Shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering. The Major Stockholder shall be entitled to request shelf take-downs to effect a Shelf Underwritten Offering, if available to ADS, with respect to the Registrable Securities held by such Holders in addition to the other registration rights provided in this Section 2.1 and Section 2.2. Notwithstanding the foregoing or anything else to the contrary, (A) no such shelf take-down pursuant to this Section 2.1(i)(3) shall be required unless the Major Stockholder proposes to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (before deduction of any underwriters’ discounts or commissions) of at least $50,000,000, and (B) the Major Stockholder shall have the right to demand that ADS effect a registration (including a shelf take-down) pursuant to this Section 2.1(i) no more than four (4) times in any twelve (12) month period.

Section 2.2 ADS Registration.

a) If at any time ADS, directly or indirectly through an Affiliate, determines to register any ADS Common Stock under the Securities Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of any ADS Common Stock held by the Major Stockholder, ADS shall, at each such time, promptly give the Major Stockholder written notice of such determination setting forth the date on which ADS proposes to file such Registration Statement. Upon the written request of the Major Stockholder, received by ADS within thirty (30) days from the date of such notice by ADS, ADS shall use its best efforts to cause to be registered under the Securities Act all of the ADS Common Stock that the Major Stockholder has requested be registered. ADS shall have the right to terminate or withdraw any registration initiated by ADS under this Section 2.2 before the effective date of such registration, whether or not the Major Stockholder has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by ADS in accordance with Section 2.6. Any Holder who has elected to sell Registrable Securities in an offering pursuant to this Section 2.2(a) shall be permitted to withdraw from such registration by written notice to ADS if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the 10 trading days preceding the date on which the Demand Notice of such offering was given pursuant to this Section 2.2(a).

b) The provisions of Section 2.2(a) shall not apply to any registration (i) on Form S-4 or Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement) or any successor forms thereto or similar form that relates to a transaction subject to SEC Rule 145 under the Securities Act, (ii) in which the only stock being registered is ADS Common Stock issuable upon conversion of debt securities that are also being registered, (iii) in connection with any dividend reinvestment or similar plan, (iv) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (v) made under Section 2.1 hereof.

Section 2.3 Underwriting Requirements.

(a)

If, pursuant to Section 2.1, the Major Stockholder intends to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise ADS as a part of their request made pursuant to Section 2.1. In any Demand Registration, the underwriter(s) will be selected by the Major Stockholder and shall be reasonably acceptable to ADS. In such event, the right of the Major Stockholder to include such the Major Stockholder’s Registrable Securities in such registration shall be conditioned upon the Major Stockholder’s participation in such underwriting and the inclusion of the Major Stockholder’s Registrable Securities in the underwriting to the extent provided herein. If the Major Stockholder proposes to distribute its securities through such underwriting, the Major Stockholder shall (together with ADS) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting; provided, however, that no Person (other than ADS) shall be required to make any representations and warranties other than those related to title and ownership of, and power and authority to transfer, shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus or other document in reliance upon, and in conformity with, written information prepared and furnished to ADS or the managing underwriter(s) by such Person pertaining exclusively to such Holder; provided, further, that no Holder shall be required to agree to any indemnification obligations on the part of such Holder that are greater than its obligations pursuant to Section 2.8 hereof.

(b)

ADS shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit Holders who have requested to include Registrable Securities in such offering all Registrable Securities so requested to be included on the same terms and conditions as any other Capital Securities, if any, of ADS included in the offering. Notwithstanding the foregoing, in connection with any offering involving an underwriting of shares of Capital Securities of ADS pursuant to Section 2.2, ADS shall not be required to include any of the Major Stockholder’s Registrable Securities in such underwriting unless the Major Stockholder accept the terms of the underwriting as agreed upon between ADS and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine is not such as to adversely affect the success of such offering by ADS (including, without limitation, adversely affect the per-share offering price). If the total number of securities, including Registrable Securities, requested by the Major Stockholder to be included in such offering exceeds the number of securities to be sold (other than by ADS) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then ADS shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters in their sole discretion determine will not jeopardize the success of the offering. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by ADS) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering.

Section 2.4 Obligations of ADS. Whenever required under this Section 2 to use its best efforts to effect the registration of any ADS Common Stock (including Registrable Securities), as applicable, ADS shall:

(a)

Prepare and file, in each case as promptly as is practicable, with the SEC a Registration Statement with respect to such ADS Common Stock on such form as shall be available for the sale of the Registrable Securities by the Holders thereof or by ADS in accordance with the intended method or methods of distribution thereof. If such Registration Statement is not automatically effective upon filing, ADS shall use its reasonable best efforts to cause such Registration Statement to become and remain effective for a period of not less than 180 days or until the distribution contemplated in the Registration Statement has been completed. In the case of a shelf registration pursuant to SEC Rule 415 under the Securities Act, such Registration Statement shall be effective until the date on which all Registrable Securities have been sold pursuant to such shelf registration (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and SEC Rule 174 thereunder);

(b)

ADS shall in no event be obligated to cause any such registration to remain effective for more than nine (9) months and provided further that in the case of any registration of Registrable Securities on Form S-3 that is intended to be offered on a continuous or delayed basis, such nine (9) month period shall be extended for up to ninety (90) days, if necessary, to keep the Registration Statement effective until all such Registrable Securities have been sold, provided that SEC Rule 415 under the Securities Act, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis;

(c)

As expeditiously as reasonably possible, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to (i) keeping such Registration Statement continuously effective during the period provided herein, (ii) the disposition of all securities covered by such Registration Statement; (iii) causing the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented, to be filed pursuant to SEC Rule 424 (or any similar provisions then in force) under the Securities Act, in each case, until such time as all of such securities have been disposed of in accordance with the intended method or methods of disposition by the seller or sellers thereof set forth in such Registration Statement;

(d)

Notify each selling Holder, its counsel and the managing underwriter(s), if any, (i) when a Prospectus or any Prospectus supplement or post-effective amendment or any Free Writing Prospectus has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,

(ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time ADS has reason to believe that the representations and warranties of ADS contained in any agreement (including any underwriting agreement) contemplated by Section 2.4(r) cease to be true and correct, (v) of the receipt by the ADS of any notification with respect to the suspension of the qualification or exemption from qualification of such Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the happening of any event that makes any statement made in such Registration Statement, related Prospectus, Free Writing Prospectus, amendment or supplement thereto, or any document incorporated or deemed to be incorporated therein by reference, as then in effect, untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (which notice shall notify the selling Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material nonpublic information);

(e)

if requested by the managing underwriter(s), if any, a Holder making a Demand Notice or Take-Down Notice with respect to such offering or the holders of a majority of the then issued and outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriter(s), if any, or such Holder or Holders, as the case may be, may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the intended method or methods of distribution of such securities set forth in the Registration Statement and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after ADS has received such request (provided that ADS shall not be required to take any actions under this Section 2.4(e) that are not, in the opinion of counsel for ADS, in compliance with applicable law);

(f)

As expeditiously as reasonably possible, furnish to the Major Stockholder, its counsel and the underwriters, if any, without charge, as many copies of a Prospectus, including a Free Writing Prospectus, a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of ADS Common Stock owned by them in accordance with the intended method or methods of disposition thereof (ADS, subject to the last paragraph of this Section 2.4, hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto);

(g)

As expeditiously as reasonably possible, prior to any public offering of Registerable Securities, use its best efforts to register and qualify or cooperate with the Major Stockholder, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for the securities covered by such Registration Statement under such securities or Blue Sky laws of such jurisdictions as the selling Major Stockholder shall reasonably request for the distribution of the securities covered the Registration Statement and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such Holders to consummate the disposition of such Registrable Securities in such jurisdiction in accordance with the intended method or methods of disposition thereof; provided that ADS shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction; and provided, further, that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by the Major Stockholder who are selling stockholders pro rata, to the extent required by such jurisdiction;

(h)

In the event of any underwritten public offering, use best efforts to enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering and, in connection therewith, ADS shall cooperate with the underwriter and shall attend such meetings and travel to such places to aid in the marketing of such underwritten public offering as the underwriters may reasonably request.

(i)

Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case commencing on, and continuing from, a date that is not later than the effective date of such registration statement (and in connection therewith, if required by ADS’s transfer agent, ADS will promptly after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any legend upon sale by the Holder or the underwriter or managing underwriter of an underwritten offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement);

(j)

Notify each holder of Registrable Securities covered by such Registration Statement at any time when the Company is notified or becomes aware that a Prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(k)	Use best efforts to cause all such Registrable Securities registered pursuant hereto be listed on each securities exchange on which similar securities issued by ADS are then listed;

(l)

Cooperate with the selling Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from such selling Holders that the Registrable Securities represented by the certificates so delivered by such Holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the selling Holders may request;

(m)

Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary in light of the business or operations of ADS to enable the seller or sellers thereof or the managing underwriter(s), if any, to consummate the disposition of such Registrable Securities, in accordance with the intended method or methods thereof, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case ADS will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities in accordance with the intended method or methods thereof;

(n)

Upon the occurrence of any event contemplated by Section 2.4(d) above, promptly prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(o)

Notwithstanding any other provision of this Agreement, if the Major Stockholder or its Affiliates wishes to engage in a Block Sale (including a Block Sale off of a Shelf Registration Statement or an effective Automatic Shelf Registration Statement, or in connection with the registration of such Holder’s Registrable Securities under an Automatic Shelf Registration Statement for purposes of effectuating a Block Sale), then notwithstanding the foregoing or any other provisions hereunder, no Holder shall be entitled to receive any notice of or have its Registrable Securities included in such Block Sale.

(p)

If any registration requested pursuant to Section 2.2 which is proposed by ADS to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten offering, and if the managing underwriter(s) shall advise ADS that, in its (or their) good faith opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is otherwise required by applicable law, then such registration shall be effected on such other form.

(q)

In the event of an underwritten public offering, use best efforts to obtain, at the request of any holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration effected pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing ADS for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders requesting registration of Registrable Securities, and (ii) a letter, dated such date, from the independent certified public accountants of ADS, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the holders requesting registration of the Registrable Securities (unless such independent certified public accountants shall be prohibited from so addressing such letters to the holders requesting registration by applicable standards of the accounting profession);

(r)

Enter into such agreements and take all such other actions reasonably requested by a Holder submitting a Demand Notice or Take-Down Notice with respect to such offering or the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriter(s), if any) to expedite or facilitate the disposition of such Registrable Securities, and including, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) making such representations and warranties to the Holders and the underwriters, if any, with respect to the business of ADS and its material Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirming the same if and when requested, (ii) using its reasonable best efforts to furnish to the selling Holders opinions of outside counsel to ADS and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter(s), if any, and counsels to the selling Holders), addressed to each selling Holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters, (iii) using its reasonable best efforts to obtain “cold comfort” letters and updates thereof from an independent registered public accounting firm with respect to ADS (and, if necessary, any other independent certified public accountants of any material Subsidiary of ADS or of any business acquired by ADS for which financial statements and financial data are, or are required to be, included in the Registration Statement) who has certified the financial statements included in such Registration Statement, addressed to each selling Holder (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, with such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, causing such underwriting agreement to contain indemnification provisions and procedures that are customary for underwriting agreements in connection with underwritten offerings except as otherwise agreed by the parties thereto and (v) delivering such documents and certificates as may be reasonably requested by a Holder submitting a Demand Notice or Take-Down Notice with respect to such offering, the holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, its or their counsel, as the case may be, or the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to Section 2.4(q)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by ADS (it being understood that the above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder);

(s)

Upon reasonable notice, make available for inspection by a representative of the selling Holders, the underwriters participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling Holders or underwriter at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of ADS and its Subsidiaries, and cause the officers, directors and employees of ADS and its Subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement (provided that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (x) disclosure of such information is required by court or administrative order, (y) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (z) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; provided, further, that in the case of a proposed disclosure pursuant to clause (x) or (y) above, such Person shall be required to give ADS written notice of the proposed disclosure prior to such disclosure and, if requested by ADS, assist ADS in seeking to prevent or limit the proposed disclosure) (it being agreed, without limiting the foregoing, that no such information shall be used by such Person as the basis for any market transactions in securities of ADS or its Subsidiaries in violation of law);

(t)

Cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in such number of “road shows” and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities, in each case as the underwriter(s) reasonably request);

(u)

Cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA;

(v)

Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of ADS’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and SEC Rule 158 under the Securities Act; and

ADS may require each holder of Registrable Securities as to which any registration is being effected to furnish to ADS in writing such information required in connection with such registration regarding such seller and the distribution of such Registrable Securities as ADS may, from time to time, reasonably request and ADS may exclude from such registration the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request

ADS agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus or any Free Writing Prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of ADS, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless and to the extent such disclosure is required by law, in which case ADS shall provide written notice to such Holder no less than five Business Days prior to the filing of such amendment to any Registration Statement or amendment of or supplement to the Prospectus or any Free Writing Prospectus.

If ADS files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, ADS agrees that it shall use its reasonable best efforts to include in such registration statement such disclosures as may be required by SEC Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such Shelf Registration Statement at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

Each Holder agrees that if such Holder has Registrable Securities covered by such Registration Statement that, upon receipt of any notice from ADS of the happening of any event of the kind described in Section 2.4(d)(ii), 2.4(d)(iii), 2.4(d)(iv), 2.4(d)(v) and 2.4(d)(vi), such Holder will promptly discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(n), or until it is advised in writing by ADS that the use of the applicable Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided that the time periods under Section 2.4(a) with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the Holder is required to discontinue disposition of such securities.

Section 2.5 Obligations of the Major Stockholder. It shall be a condition precedent to the obligations of ADS to take any action pursuant to this Agreement that the selling Major Stockholder shall furnish to ADS such information regarding themselves, the ADS Common Stock held by them, and the intended method of disposition of such securities as ADS shall reasonably request and as shall be required in connection with the action to be taken by ADS; provided, however, that under no circumstances will the Major Stockholder be obligated to make representations or provide indemnities except with respect to information reasonably required with respect to itself, the securities proposed to be sold by it and the intended method of disposition of such securities by the Major Stockholder, or such other representations as required by law.

Section 2.6 Expenses of Registration. All reasonable fees and expenses incurred in connection with the performance of or compliance with this Agreement by ADS (excluding stock transfer taxes and underwriters’ discounts and commission, which shall be borne by the holders of the applicable Registrable Securities) including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the SEC, all applicable securities exchanges and/or FINRA and (B) with respect to compliance with securities or blue sky laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities pursuant to Section 2.6(f)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriter(s), if any, or by a Holder submitting a Demand Notice or Take-Down Notice with respect to such offering or the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of ADS, (iv) fees and disbursements of counsel for ADS, in addition to reasonable fees and disbursements, not to exceed $100,000, of one (1) special counsel for the Major Stockholder (which counsel shall be selected by the Major Stockholder), (v) expenses of ADS incurred in connection with any road show, (vi) fees and disbursements of all independent registered public accounting firms referred to in 2.4(r)(iii) (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other persons, including special experts retained by ADS, (vii) all reasonable fees and disbursements of one separate counsel for the Holders whose Registrable Securities are included in a Registration Statement (which counsel shall be selected by the holders of a majority of the Registrable Securities included in such Registration Statement), (viii) all reasonable fees and disbursements of underwriters (other than those described in the next paragraph) customarily paid by issuers or sellers of securities and (viii) all other costs, fees and expenses incident to ADS’ performance or compliance with this Agreement, shall be borne by ADS whether or not any Registration Statement is filed or becomes effective; provided, however, that ADS shall not be required to pay for any expenses of any proposed registration begun pursuant to Section 2.1 if the registration request is subsequently withdrawn at the request of the Major Stockholder. In such instance, the Major Stockholder shall be severally liable for such expenses unless the Major Stockholder agree to forfeit the collective right of the Major Stockholder to any demand registration or demand registrations then available pursuant to Section 2.1. Notwithstanding the foregoing, the Major Stockholder may withdraw a request if a Material Adverse Change has occurred and the Major Stockholder had no knowledge of or information related to a Material Adverse Change at the time of the registration request, in which event the Major Stockholder shall not be required to pay any of the expenses and shall not forfeit their right to demand registrations pursuant to Section 2.1. In addition, ADS shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by ADS are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by ADS.

Section 2.7 No Delay of Registration. No Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

Section 2.8 Indemnification. In the event any shares of ADS Common Stock (including Registrable Securities) are included in a Registration Statement under Section 2, the provisions of this Section 2.8 shall apply.

(a)

To the fullest extent permitted by law, ADS will, without limitation as to time, indemnify and hold harmless the Major Stockholder and any of its Affiliates that are Holders requesting or joining in a registration whose Registered Securities are covered by a Registration Statement or Prospectus, the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each of them, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each such Holder and the officers, directors, partners, members, managers, shareholders, accountants, attorneys, agents and employees of each such controlling person, any underwriter (as defined in the Securities Act) for it, and each Person, if any, who controls the Major Stockholder or such underwriter within the meaning of the Securities Act (each such person being referred to herein as a “Covered Person”), against any losses, claims, damages, liabilities, joint or several, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees and any legal or other fees or expenses incurred by such Person in connection with any investigation or proceeding), expenses, judgments, fines, penalties, charges and amounts paid in settlement (collectively, “Losses”), as incurred, to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any preliminary or final Prospectus, offering circular or other document (including any related Registration Statement, notification, or the like or Free Writing Prospectus or any amendments or supplements thereto or any amendment thereof or supplement thereto or any document incorporated by reference therein) incident to any such registration, qualification, or compliance, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by ADS of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation thereunder applicable to ADS and relating to any action or inaction in connection with the related offering of Registrable Securities, and will reimburse each such Covered Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of ADS (which consent shall not be unreasonably withheld) nor shall ADS be liable to the Major Stockholder, underwriter or controlling Person of either for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or omission made in connection with such Registration Statement, preliminary or final Prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished for use in connection with such Registration Statement by the Major Stockholder, underwriter or controlling Person.

(b)

To the extent permitted by law, the Major Stockholder requesting or joining in a registration will indemnify and hold harmless ADS, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls ADS within the meaning of the Securities Act, and each agent and any underwriter for ADS (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which ADS or any such director, officer, controlling person, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, including any preliminary or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such Registration Statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Major Stockholder with respect to itself expressly for use in connection with such registration; and the Major Stockholder will reimburse any legal or other expenses reasonably incurred by ADS or any such director, officer, controlling Person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement described in this Section 2.8(b) shall not apply to amounts paid in settlements effected without the consent of the Major Stockholder (which consent shall not be unreasonably withheld); and provided, further, that the liability of such Holder shall be individual, not joint and several, for each Holder and shall be limited to the net proceeds received by such selling Holder from the sale of Registrable Securities covered by such Registration Statement (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such Loss or any substantially similar Loss arising from the sale of such Registrable Securities).

(c)

If a Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Indemnified Party seeks indemnification or contribution hereunder; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability under this Section 2.8 hereof. Promptly after receipt by an Indemnified Party under this Section 2.8 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against any Indemnifying Party under this Section 2.8, notify the Indemnifying Party in writing of the commencement thereof and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, jointly with any other Indemnifying Party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. In the event that the indemnifying parties cannot mutually agree as to the selection of counsel, each Indemnifying Party may retain separate counsel to act on its behalf. The Indemnified Party shall in all events be entitled to participate in such defense at its expense through its own counsel. In the further event that an Indemnified Party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to one or more of the indemnifying parties, then such Indemnified Party shall have the right to act on its own behalf through counsel of its own selection and the Indemnifying Party shall pay such counsel fees. The failure to notify an Indemnifying Party promptly of the commencement of any such action, if prejudicial in any material respect to its ability to defend such action, shall relieve such Indemnifying Party of its liability to the Indemnified Party under this Section 2.8 to the extent, but only to the extent, that the Indemnified Party was prejudiced by the delay, but the omission so to notify the Indemnifying Party will not relieve it of any liability that it may have to any Indemnified Party otherwise than under this Section 2.8.

(d)

To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the Indemnifying Party and the Indemnified Party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) the Major Stockholder will not be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by the Major Stockholder pursuant to such registration statement, and (y) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall the Major Stockholder’s liability pursuant to this Section 2.8(d), when combined with the amounts paid or payable by the Major Stockholder pursuant to Section 2.8(b), exceed the proceeds from the offering received by the Major Stockholder (net of any selling expenses paid by the Major Stockholder), except in the case of willful misconduct or fraud by the Major Stockholder.

(e)

Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of ADS and the Major Stockholder under this Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

(f)

To the extent that any of the Holders is, or would be expected to be, deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies or any court of law or otherwise, ADS agrees that (i) the indemnification and contribution provisions contained in this Section 2.8 shall be applicable to the benefit of such Holder in its role as deemed underwriter in addition to its capacity as a Holder (so long as the amount for which any other Holder is or becomes responsible does not exceed the amount for which such Holder would be responsible if the Holder were not deemed to be an underwriter of Registrable Securities) and (ii) such Holder and its representatives shall be entitled to conduct the due diligence which would normally be conducted in connection with an offering of securities registered under the Securities Act, including receipt of customary opinions and comfort letters.

(g)

Indemnification similar to that specified in the preceding provisions of this Section 2.8 (with appropriate modifications) shall be given by ADS and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(h)	The obligations of the parties under this Section 2.8 shall be in addition to any liability that any Party may otherwise have to any other Party.

Section 2.9 Termination of Registration Rights. The Major Stockholder shall not be entitled to exercise any right provided for in this Section 2 after the date on which the Major Stockholder no longer holds any Registrable Securities.

Section 2.10 Reports Under Exchange Act. With a view to making available to the Major Stockholder the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Major Stockholder to sell securities of ADS to the public without registration or pursuant to a registration on Form S-3, ADS shall:

a) Make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by ADS for the IPO;

b) Use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of ADS under the Securities Act and the Exchange Act (at any time after ADS has become subject to such reporting requirements); and

c) Furnish to the Major Stockholder, so long as the Major Stockholder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by ADS that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the Registration Statement filed by ADS for the IPO), the Securities Act, and the Exchange Act (at any time after ADS has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after ADS so qualifies) and (ii) such other information as may be reasonably requested in availing the Major Stockholder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after ADS has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after ADS so qualifies to use such form).

Section 2.11 Limitations in Connection with Future Grants or Registration Rights. Except as set forth in Section 2.12, from and after the date of this Agreement, ADS shall not, without the prior written consent of the Major Stockholder, enter into any agreement with any Holder or prospective holder of any securities of ADS that would provide to such Holder the right to include securities in any registration on other than a subordinate basis after the Major Stockholder have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include.

Section 2.12 Assignment of Registration Rights. The rights granted under this Agreement may be assigned (but only with all related obligations) by CPPIB, so long as it remains a Major Stockholder, to any Person to which CPPIB is permitted to transfer Registrable Securities pursuant to the Shareholder’s Agreement dated as of the date hereof between CPPIB and ADS, solely in connection with any such transfer of Registrable Securities to such Person, conditioned, in each case, upon the execution and delivery of a joinder agreement, in a form and substance reasonably acceptable to ADS; provided that, notwithstanding anything to the contrary herein, in no event shall ADS have any obligation to register a number of Registrable Securities held by any such transferee of CPPIB in excess of the number of Registrable Securities so transferred by CPPIB to such Person.

ARTICLE III

Miscellaneous

Section 3.1 After-Acquired Shares. For the avoidance of doubt, the parties hereto acknowledge and agree that the provisions of this Agreement shall apply to all shares of ADS Common Stock or, as applicable, other ADS Capital Securities, held by a Stockholder who is a party to this Agreement, whether held as of the date hereof or acquired on any date thereafter including, without limitation, shares issued upon conversion of any indebtedness or upon exercise of any warrants or options.

Section 3.2 Remedies. The parties to this Agreement acknowledge and agree that breach of any of the covenants of ADS or the Stockholders who are party to this Agreement set forth in this Agreement are not compensable by payment of money damages and, therefore, that such covenants set forth in this Agreement may be enforced in equity by a decree requiring specific performance. Without limiting the foregoing, if any dispute arises concerning the transfer of any ADS Capital Securities subject to this Agreement, the parties to this Agreement agree that an injunction may be issued restraining the sale or other transfer of such Capital Securities or rescinding any such sale or other transfer, pending resolution of such controversy. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement.

Section 3.3 Entire Agreement; Amendment. This Agreement, together with the Schedules and Exhibits hereto, sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. This Agreement shall not be modified or amended except by written agreement of ADS and CPPIB. Captions appearing in this Agreement are for convenience only and shall not be deemed to explain, limit or amplify the provisions hereof.

Section 3.4 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.

Section 3.5 Notices. Any notice or other instrument or thing required or permitted to be given, served or delivered to any of the parties hereto shall be in writing and shall be deemed to have been given, served or delivered when personally delivered to, or seventy two (72) hours after being deposited in the United States mails, registered and with proper postage prepaid, addressed to ADS at 4640 Trueman Boulevard, Hilliard, Ohio 43026, Attention: Scott Barbour, and to a Stockholder at its address on Schedule I or at such other address as such Stockholder may designate by ten (10) days advance written notice to ADS.

Section 3.6 Assignment. This Agreement is not assignable in whole or in part except in accordance with the terms of this Agreement.

Section 3.7 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Delaware.

Section 3.8 No Third Party Beneficiaries. Except as set forth in Section 2.8, nothing contained in this Agreement is intended to be for the benefit of or enforceable by any Person, other than the parties hereto, and their respective heirs, personal representatives, successors and assigns.

Section 3.9 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

Section 3.10 Construction. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “any” shall mean “any and all” unless otherwise clearly indicated by context. Where any party’s consent is required hereunder, except as otherwise specified herein, such party’s consent may be granted or withheld in such party’s sole discretion. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws herein shall be construed as referring to such laws as from time to time enacted, repealed or amended, (c) any reference herein to any person shall be construed to include the person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (e) all references herein to Sections or Exhibits, unless otherwise specifically provided, shall be construed to refer to Sections and Exhibits of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ D. Scott Barbour
Name:D. Scott Barbour
Title:President and Chief Executive Officer

CANADA PENSION PLAN INVESTMENT BOARD

By:	/s/ Michael Koen
Name:Michael Koen
Title:Managing Director, Head of Relationship Investments

By:	/s/ Kevin Godwin
Name:Kevin Godwin
Title:Managing Director, Relationship Investments

[Signature Page to Registration Rights Agreement (CPPIB – ADS)]

SCHEDULE I

Canada Pension Plan Investment Board

One Queen Street East

Suite 2500

Toronto, Ontario MSC 2W5

Canada

Attention: Kevin Godwin

Email: kgodwin@cppib.com

with copies (which shall not constitute notice) to:

CPPIB Legal

Email: legalnotice@cppib.com

and

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Attention: Kevin M. Schmidt

Email: kmschmidt@debevoise.com